UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant  [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Subsection 240.14a-12

PISMO COAST VILLAGE, INC.

(Name of the Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[  ] Fee paid previously with preliminary materials

[  ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-1

PISMO COAST VILLAGE, INC.
165 South Dolliver Street
Pismo Beach CA 93449

IMPORTANT . . . SEND IN YOUR PROXY

Please review the enclosed materials, then date, fill and sign the enclosed Proxy and return it promptly. This will save the expense of follow-up letters, telephone calls and further solicitation, and the time and expense of continued meetings.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
PISMO COAST VILLAGE, INC.

NOTICE IS HEREBY GIVEN that, pursuant to the call of the Board of Directors, an Annual Meeting of Shareholders (the "Meeting") of PISMO COAST VILLAGE, INC. (the "Company") will be held at the South County Regional Center - 800 W. Branch Street, Arroyo Grande, CA 93420 on Saturday, January 17, 2026, at 9:00 a.m. for the purpose of considering and voting on the following matters:

1. Election of Directors: Electing eighteen (18) people to the Board of Directors to serve until the 2027 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board, through recommendation of its Nominating Committee, to serve as Directors are:

Andrews, Justin	Enns, Rodney
Besson, David	Hughes, Terris
Blank, Sam	Johnson, Marcus
Boswell, Barbara	King, Karen
Bozzo, Deon	Moore, Rebecca
Buchaklian, Harry	Nunlist, Ron
Bump, Chris	Pappi, George
Colvin, Suzanne	Plumley, Dwight
Dougherty, Kim	Willems, Gary

2. Advisory Vote on Selection of Independent Public Accountants: To vote upon a resolution of the Board of Directors of the Company to approve the selection of WithumSmith+Brown, PC to serve as independent certified public accountant for the Company for fiscal year 2025-2026.

3. Advisory Vote on Executive Compensation. To vote on a resolution to approve, on a non-binding advisory basis, compensation for the General Manager position and any other compensated Named Executive Officers, if any.

4. Shareholder Proposal to Amend Bylaws: To vote on a proposal by shareholder Jerry Roberts to amend the Bylaws of the Company (and, if necessary, its Articles) to require that, at every annual (and any special) meeting at which directors are elected under the current voting system, the ballot shall include a slate of nominees for director that exceeds the number of board seats to be filled.

5. Shareholder Advisory Proposal to Amend Bylaws; To vote on an advisory proposal by shareholder Nancy Glandon for the Board of Directors to consider amending the Bylaws to provide for Board of Director term limits.

6. Other Business. To transact such other business as may properly come before the Meeting and any adjournments thereof.

7. The Board of Directors has fixed the closure of business on December 1, 2025, as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

NOMINEES TO BOARD OF DIRECTORS FOR ELECTION AS DIRECTORS

At the Annual Meeting, a Board of Directors, consisting of 18 members as required by the Company Bylaws, will be elected for the ensuing year. Each elected Director will serve until the next meeting of shareholders and until his or her successor is elected and qualified.

The Board of Directors has proposed 18 individuals for election as directors of the Company.

If the conditions which would allow cumulative voting are satisfied, the Board of Directors solicits discretionary authority to cumulate votes and unless authority to vote for a director is withheld on the proxy card, the proxy holders will cast the votes represented by the Board of Directors' proxies for the nominees proposed by the Board of Directors and will not vote for any other nominees.

You are urged to vote on each of the proposals by so indicating on the enclosed proxy and by signing and returning the enclosed proxy as promptly as possible, whether or not you plan to attend the Meeting in person. The enclosed proxy is solicited by the Company's Board of Directors. Any shareholder giving a proxy may revoke it prior to the time it is voted by notifying the Vice President - Secretary, in writing, to that effect, by filing with him/her a later dated proxy, or by voting in person at the Meeting.

Important Notice Regarding the Availability of
Proxy Materials for the Shareholder Meeting
to be held on January 17, 2026

The Proxy Statement and Form 10K (wrapped as  Annual Report) also are available at

EDGAR Search Results (sec.gov)

We encourage you to review all of the information in the proxy materials before voting.

By Order of the Board of Directors,

Rebecca Moore, Vice President - Secretary

Dated: December 18, 2025

Pismo Coast Village, Inc.
165 South Dolliver Street

Pismo Beach, California CA 93449
Corporate Office (805) 773-5649

(888) 782-3224 (toll-free)
E-mail: rv@Visitpcv.com
www.Visitpcv.com

PISMO COAST VILLAGE, INC.

165 South Dolliver Street
Pismo Beach, California 93449

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Saturday, January 17, 2026,

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Pismo Coast Village, Inc. (the "Company") to be held at the South County Regional Center - located at 800 W. Branch, Arroyo Grande, CA 93420, at 9:00 a.m. on Saturday, January 17, 2026, and all adjournments thereof.

This Proxy Statement and accompanying Notice and form of proxy will be mailed to shareholders on or about December 19, 2025, and includes the Company's Form 10K wrapped as the annual report, which was filed on December 18, 2025, 2005  (the "Annual Report"). The Annual Report is attached to this proxy and also  may be accessed on the SEC website.

The matters to be considered and voted upon at the Meeting will include:

1. Election of Directors. Electing Eighteen (18) people to the Board of Directors to serve until the earlier of their death, removal, resignation or the 2027 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board, through recommendation of its Nominating Committee, to serve as Directors are:

Andrews, Justin	Enns, Rodney
Bessom, David	Hughes, Terris
Blank, Sam	Johnson, Marcus
Boswell, Barbara	King, Karen
Bozzo, Deon	Moore, Rebecca
Buchaklian, Harry	Nunlist, Ron
Bump, Chris	Pappi, George
Colvin, Suzanne	Plumley, Dwight
Dougherty, Kim	Willems, Gary

2. Advisory Vote on Selection of Independent Public Accountants: To vote upon a resolution of the Board of Directors of the Company to approve the selection of WithumSmith+Brown, PC to serve as independent certified public accountant for the Company for fiscal year 2025-2026.

3. Advisory Vote on Executive Compensation. To vote upon a resolution to approve, on a non-binding advisory basis, compensation for the General Manager position and any other compensated Named Executive Officers, if any.

4. Shareholder Proposal to Amend Bylaws: To vote on a proposal by shareholder Jerry Roberts to amend the Bylaws of the Company (and, if necessary, its Articles) to require that, at every annual (and any special) meeting at which directors are elected under the current voting system, the ballot shall include a slate of nominees for director that exceeds the number of board seats to be filled.

5. Shareholder Advisory Proposal to Amend Bylaws; To vote on an advisory proposal by shareholder Nancy Glandon for the Board of Directors to consider amending the Bylaws to provide for Board of Director Term limits.

6. Other Business. To transact such other business as may properly come before the Meeting and any adjournments thereof.

REVOCABILITY OF PROXY

A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to revoke it, at any time before it is exercised, by filing with the Vice President - Secretary of the Company an instrument revoking it, or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the proxy is present at the Meeting and elects to vote in person. Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the Meeting will be voted on by the proxy holders, in accordance with the instructions on the proxy. IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS SET FORTH HEREIN.

PERSONS MAKING THE SOLICITATION

This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally using the mail, but officers, directors, and regular employees of the Company may, for no additional compensation, solicit proxies personally, by telephone or by other means of communication, without receiving special compensation.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

There were issued and outstanding 1,774 shares of the Company's common stock on December 1, 2025, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). Each holder of the Company's common stock will be entitled to one vote, in person or by proxy, for each share of common stock held of record on the books of the Company as of the Record Date, on any matter submitted to the vote of the shareholders, except in the election of Directors, where cumulative voting is permitted. See "Cumulative Voting" below.

The holders of one-third (33.33%) of the outstanding shares of stock entitled to vote at the Annual Meeting shall be requisite, and shall constitute a quorum for the purpose of transacting business at the Meeting unless a different number is required by the Articles of Incorporation, the Bylaws or by the California General Corporation Law. Proxies received but marked as "Withhold All" or "Abstain" will be counted as shares that are present for the purposes of determining the presence of a quorum, but will not be voted on that proposal and will have no direct effect on the outcome of the election of directors, the ratification of the appointment of WithumSmith+Brown, LLP as our independent registered public accounting firm, an advisory vote on executive compensation, or any other item of business that may properly come before the Meeting.

If you are a shareholder of record, you may vote your shares by internet, by phone, by mail or in person:

To vote by internet - www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59pm Eastern Time on January 16, 2026.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

To vote by phone - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59pm Eastern Time on January 16, 2026.  Have your proxy card in hand when you call and then follow the instructions.

To vote by mail

Mark, sign, and date the enclosed proxy card and return the signed proxy card in the enclosed postage-paid envelope or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Your proxy will be valid only if you complete and return the signed proxy card before the Meeting. By completing and returning the proxy card, you will direct the designated persons to vote your shares at the Meeting in the manner you specify in the proxy card.

To vote in person

You must attend the meeting and then complete and submit your proxy card at the Meeting.

If you indicate a choice on the proxy card with respect to any matter to be acted upon, the shares will be voted as specified. If you sign and return your proxy card and do not specify a choice, your shares will be voted on according to our Board of Directors' recommendations, as indicated in this proxy statement. As to any matters properly brought before the shareholders at the Meeting which are not specifically described on the proxy, all duly signed, dated, and returned proxies will be voted in accordance with the recommendations of the Board of Directors in such matters.

For Proposal 1 - Election of Directors: Shareholders may vote for all nominees, withhold votes for all nominees or withhold a vote for one or more nominees. To withhold a vote for a specific nominee, indicate that you are "for all except" and draw a line through the nominee's name on the enclosed Proxy Card.

For Proposal 2 - Selection of Independent Public Accountants (the ratification of the appointment of our independent registered public accounting firm); shareholders may vote For, Against, or Abstain. An affirmative vote is not required to ratify the selection of WithumSmith+Brown LP as the Company's independent public accounting firm for fiscal year 2025-2026. However, the Audit Committee and the full Board believe it is sound corporate practice to seek such approval.  If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider the appointment.

For Proposal 3 - Advisory Vote on Executive Compensation: Shareholders may vote For, Against or Abstain a Board resolution to approve, on a non-binding advisory basis, compensation for the General Manager position and any other compensated Named Executive Officer, if any.

Against Proposal 4  - Shareholder Proposal to Amend Bylaws:  Shareholders may vote For, Against or Abstain for shareholder proposal to amend the Bylaws of the Company (and, if necessary, its Articles) to require that, at every annual (and any special) meeting at which directors are elected under the current voting system, the ballot shall include a slate of nominees for director that exceeds the number of board seats to be filled.

Against Proposal 5 - Shareholder Advisory Proposal to Amend Bylaws: Shareholders may vote For, Against or Abstain from Board to approve an advisory proposal, on non-binding basis requesting the Board of Directors to consider amending the Bylaws to provide for Board of Director Term limits.

PROPOSAL 1 - ELECTION OF DIRECTORS OF COMPANY

The Bylaws of the Company provide that the number of directors shall be eighteen (18) until changed by an amendment to the Articles of Incorporation or by the Bylaws duly adopted by the Company's shareholders. Pursuant to Section 3.2.3 of the Bylaws, in order to be elected as a Director of the Company, an individual must meet requirements to own shares and own at least one share of the Common Stock of the Company. At the Annual Meeting, eighteen (18) directors (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of the Shareholders or until their successors are elected and qualified.

A shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees identified below by so indicating on the enclosed proxy in the manner instructed on the proxy. Unless authority to vote for the nominees is withheld, the proxy holders will vote for the proxies received by them for the election of the nominees identified below as directors of the Company. Proxy holders do not have an obligation to vote for nominees not identified on the preprinted card (that is, write-in candidates).  Should any shareholder attempt to "write in" a vote for a nominee not identified on the preprinted card (and described in these proxy materials), the proxy holders will not vote the shares represented by that proxy for any such write-in candidate but will instead vote the shares for any and all other validly indicated candidates. If any of the nominees should be unable or decline to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. If additional persons are nominated for election as directors, the proxy holders intend to vote all of the proxies received by them in such a manner, in accordance with cumulative voting, as will ensure the election of as many of the nominees identified below as possible. In such an event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.

None of the directors or executive officers of the Company were selected pursuant to any arrangement or understanding between themselves and any other individual (other than arrangements or understandings with directors or officers acting solely in the capacities as such). There is no familial relationship among any of the directors, executive officers of the Company, or the nominees for such offices, and except as noted below, none serves as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, or any investment company registered under the Investment Company Act of 1940.

CUMULATIVE VOTING

All voting rights are vested in the holders of the common stock of the Company, each share being entitled to one vote, except with respect to the election of directors, as to which cumulative voting applies as described below.

California law provides that a shareholder of a California corporation, or his/her proxy, may cumulate votes in the election of Directors. That is, each shareholder may cast that number of votes equal to the number of shares owned by him or her, multiplied by the number of Directors to be elected, and he or she may cumulate such votes for a single candidate or distribute such votes among as many candidates as he or she deems appropriate.

Certain affirmative steps must be taken by the shareholders of the Company in order to be entitled to vote their share cumulatively in the election of Directors. At the shareholders' Meeting at which Directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to the commencement of the voting and at least one shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of persons nominated by the Board of Directors. Although the Board of Directors does not know whether or there will be any nominations for directors other than those nominated by the Board of Directors, as set forth below, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of Directors or for any particular nominee is not withheld) will have full discretion and authority to vote cumulatively and allocate votes among any or all of the nominees of the Board of Directors in such order and in such numbers as they may determine in their sole discretion, provided all the above-listed requirements are met.

DIRECTORS AND EXECUTIVE OFFICERS

A table that sets forth each current Director (each of whom has been nominated for reelection as a Director of the Company at the upcoming Meeting) and as to each new nominee for office, such person's age, such person's principal occupations during the past five years, the period during which such person has served as a Director of the Company, and other pertinent information, is provided under Item 10 of the Company's Annual Report. The table also sets forth such information as to the executive officers of the Company (each of whom also currently serves as a director.)

Pursuant to California law and the Bylaws of the Company, Directors shall be elected at each Annual Meeting of the shareholders and hold office until the next Annual Meeting. All the nominees, except as designated below, were elected as Directors of the Company at the 2025 Annual Meeting of the Company's Shareholders.

Board Member Justin Andrews was appointed by the Board of Directors on May 17, 2025, to fill vacancy of Jack Williams who retired effective May 17, 2025.

Board Member Chris Bump was appointed by the Board of Directors on May 17, 2025, to fill vacancy due to the death of Board Member Brian Skaggs.

The full Board of Directors met six times during 2025.

Each of the executive officers of the Company is appointed by and serves at the pleasure of the Board.

COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

A table that sets forth information concerning the ownership of the Company's Common Stock as of December 1, 2025, by each director and by all directors and executive officers as a group is filed under Item 12 of the Company's 10-K. This information is hereby incorporated by reference.

THE COMPANY'S DIRECTOR NOMINATIONS PROCESS

Nominating Committee: The Company has a standing Nominating Committee whose task is to actively seek out and consider potential candidates for office on the Board of Directors. The Nominating Committee does not have a formal charter but operates under the direction and authority of the Board as a whole, pursuant to Committee Procedures adopted by the Board.

Director Nominations: The Nominating Committee will consider as a candidate any existing director of the Company who has indicated to the Nominating Committee that he or she is willing to stand for reelection, as well as any other interested shareholder, who has owned a share of the Company's stock in their name for at least two years and provides the required information and displays the qualifications and skills to effectively represent the best interests of all shareholders within the specified time requirements. Under no circumstances will the Nominating Committee evaluate any nominee pursuant to a process substantially different than that used for the other nominees for the same election or appointment of directors. Shareholder recommendations are treated identically with all other candidate recommendations.

The Board of Directors does not have a policy with regard to the consideration of diversity in identifying director nominees. However, our Nominating Committee and our Board believe that it is important that we have Board members whose skills, experience and background are complementary to those of our other Board members and otherwise beneficial to the Company and its operations in terms of skillsets. In considering candidates for our Board, our Nominating Committee considers the entirety of each candidate's credentials. In any given search, our Nominating Committee may also define particular characteristics for candidates to balance the overall skills and characteristics of our Board and our perceived needs. However, during any search, our Nominating Committee reserves the right to modify its stated search criteria for exceptional candidates.

The Nominating Committee solicits director candidates by word-of-mouth and through the Corporate Newsletter. The candidates are interviewed by two or more members of the Nominating Committee, who then compile a list from which future candidates may be chosen for board member nominees. If the Committee determines that additional consideration is warranted, it may request a third-party search firm to gather additional information about the prospective nominee's background and references and to report its findings to the Committee. In addition, the Nominating Committee reviews the attendance and contributions of the present seated Board members. After completing this evaluation, a list of eighteen potential nominees is selected and presented to the full Board for approval and placed on the proxy card for the annual election.

Independence of Nominating Committee: Of the six directors serving on the Nominating Committee during 2025, Ron Nunlist, Chair, David Bessom, Sam Blank, Terris Hughes, Marcus Johnson and Gary Willems all are deemed "independent" directors, pursuant to applicable laws and regulations of the U.S. Securities and Exchange Commission.

Nominees Proposed by Committee: The Nominating Committee recommended nomination for each of the nominated candidates. Each of those nominees were prior directors standing for reelection and approved for inclusion on the recommended slate of director nominees at the Board of Directors' meeting held November 8, 2025.

COMMITTEES OF THE BOARD OF DIRECTORS

The standing committees of the Company during the 2025 fiscal year were the Nominating Committee, Audit Committee, Executive Committee, Personnel and Compensation/Benefits Committee, Finance Committee, Operations Committee, Environmental, Health and Safety Advisory Committee, and Natural Disaster Plan Committee. All members listed are those serving for the 2024-2025 fiscal year.

Nominating Committee: The Nominating Committee consists of Ron Nunlist, Chair, David Bessom, Sam Blank, Terris Hughes, Marcus Johnson and Gary Willems. The committee considers potential Board candidates, evaluates qualifications and Board composition, including shareholder recommended nominees.  All members are independent per SEC standards.  This committee met six times during 2025 and submitted its recommendations for nominations at the upcoming Annual Meeting.

Audit Committee: The Audit Committee consists of Marcus Johnson, Chair, Barbara Boswell, Harry Buchaklian, and Dwight Plumley. The committee oversees annual financial reports and audits with independent accountants, reviews compliance with auditor recommendations, and monitors financial reporting integrity, internal controls, and legal compliance. This committee met five times during 2025. All members are independent per SEC standards.

Executive Committee: The Executive Committee consists of George Pappi, Chair, Karen King, Rebecca Moore, Rodney Enns, Suzanne Colvin and Terris Hughes. Ron Nunlist served on the Committee during fiscal year 2025 but stepped down in September of 2025 to serve as Acting General Manager and returned to the committee once Erik Mund was hired as permanent general manager in November 2025. The functions of the Executive Committee include reviewing the monthly business with the General Manager. This committee met nine times during 2025.

Personnel and Compensation/Benefits Committee: The Personnel and Compensation/Benefits Committee consists of Karen King, Chair, Justin Andrews, Suzanne Colvin, Rodney Enns, Terris Hughes, Rebecca Moore, and George Pappi. Ron Nunlist served on the Committee during fiscal year 2025 but stepped down in September of 2025 to serve as Acting General Manager and returned to the committee once Erik Mund was hired as permanent general manager in November 2025. The committee oversees the negotiation of the general manager's employment contract and determination of the general manager's compensation, and reviews the general manager goals/objectives, as well as proposals for compensation of the general manager's direct reports.  The committee is also responsible for approving employee benefit programs, and monitoring the 401(k) plan investments. Of the eight directors serving on the Personnel and Compensation/Benefits Committee during 2025, directors Justin Andrews, Terris Hughes and Ron Nunlist are deemed as "independent" directors, pursuant to standards of independence promulgated by the SEC. Ms. Colvin, Mr. Enns, Ms. King, Ms. Moore and Mr. Pappi, are not deemed independent because of their uncompensated service as executive officers of the Company. This committee met nine times during 2025.

Finance Committee:  The Finance Committee consists of Suzanne Colvin, Chair, Sam Blank, Barbara Boswell, Deon Bozzo, Kim Dougherty and Dwight Plumley. The committee reviews the company's monthly financial statements and reports on financial condition to the shareholders. The committee also reviews budgets. capital expenditure plans and rate changes when and if proposed by the general manager, This committee met five times during 2025.

Operations Committee:  The Operations Committee consists of Rodney Enns, Chair, Deon Bozzo, Chris Bump, Kim Dougherty, Dwight Plumley, and Gary Willems. The committee reviews and recommends updates to shareholder manuals, Resort rules/regulations, the employee handbook and operational processes that may be required to implement Board policies.  The Operations Committee met five times during 2025.

Environmental, Health and Safety Advisory Committee:  The Environmental, Health and Safety Advisory Committee consists of Sam Blank, Chair, Justin Andrews, David Bessom, Deon Bozzo, Harry Buchaklian, Marcus Johnson and Rebecca Moore. The functions of the Environmental, Health and Safety Advisory Committee include performing environmental-related duties, safety reviews, and giving recommendations to the President/Chief Executive Officer and General Manager on matters related to environmental and safety concerns. This committee met five times during 2025.

Natural Disaster Plan Committee:  The Natural Disaster Plan Committee consists of David Bessom, Chair, Deon Bozzo, Chris Bump, Kim Dougherty and Marcus Johnson. The functions of the Natural Disaster Plan Committee include reviewing the Natural Disaster Plan of the Resort and making recommendations on matters related to the Plan. This committee met five times during 2025.

AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of Pismo Coast Village.

The Audit Committee Charter adopted by the Board sets out responsibilities, and authority for specific duties of the Audit Committee. A copy of the Audit Committee Charter is available at www.visitpcv.com/shareholders

The Audit Committee has reviewed and discussed the audited financial statements with management.

The Audit Committee has discussed with representatives of the independent auditor, WithumSmith+Brown LP, matters required by Statement on Auditing Standards (SAS) 61 regulations.

The Audit Committee has received the written disclosures and the letter from its independent registered accountants as required by Independence Standards Board Standard No. 1 and has discussed this with the independent registered accountants.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report.

The Audit Committee members were Marcus Johnson, Chair, Barbara Boswell, Harry Buchaklian, and Dwight Plumley.

The entire Board of Directors meets six times per year to review the operations of the Company and is regularly informed through committee reports and reports from the Company's General Manager on significant risks facing the Company, including financial, operational, and strategic risks.

The Board of Directors believes that the risk management processes in place for the Company are appropriate and that this division of responsibilities is the most effective approach for addressing the risks facing the Company.

PROPOSAL 2 - SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed Withum+Smith Brown LP ("Withum") as the Company's independent registered accounting firm for the fiscal year ending September 30, 2026.  We are not required to seek stockholder approval for the appointment or continued appointment of our independent registered public accounting firm, however, the Audit Committee and the full Board believe it is sound corporate practice to seek such approval.  If the appointment is not ratified, the Audit Committee will investigate the reasons for shareholder rejection and will re-consider the appointment.  The Audit Committee and Board reserve the right to appoint a different independent registered public accounting firm at any time during the year if the independent auditor is removed or resigns.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

A table disclosing the fees that the Company was billed for professional services rendered by its independent public accounting firms for the fiscal years ended September 30, 2025 and 2024 is filed under Item 14 of the Company's 10-K. This information is hereby incorporated by reference.

PROPOSAL 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

A Table that sets forth information regarding compensation awarded, paid to, or earned by the executive officers and management employees of Pismo Coast Village, Inc. for years ended September 30, 2025 and 2024 is described under Item 11 of the Company's Annual Report, including compensation of CEO, CFO and General Manager or Acting General Manager.

The entirety of Items 11, 12, and 13 in the Company's Annual Report are hereby incorporated into this section by reference. These items relate to executive compensation; security ownership of certain beneficial owners and management and related stockholder matters; and employment agreements, if any, with any person who serves as a Named Executive Officer

In addition, after the end of Fiscal Year 2024-2025, the Company hired a new General Manager who started in November of 2025.  We request shareholder approval of the compensation of the prior named executive officer as disclosed in this Proxy Statement and the Company's Annual Report, including the disclosures under "Compensation of Directors and Officers" above and Item 11 of the Annual Report. The vote is intended to address the overall compensation of our named executive officer and the policies and practices described in this Proxy Statement. In addition, we are requesting approval of compensation of new General Manager as summarized in Form 8K related to the hiring of Erik Mund filed with the SEC.

The Dodd-Frank Act requires that the Company seek a non-binding advisory vote from its shareholders to approve the compensation of its named executive officers as disclosed under "Compensation of Directors and Executive Officers" in the Company's Annual Report in accordance with SEC rules; however, the vote is advisory and therefore not binding on the Company or Board. However, we value the opinions of our shareholders, and we will carefully consider the outcome of the advisory vote on executive compensation when making future compensation decisions.

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the material elements of compensation for the executive officer identified in Item 11 of the Company's Annual Report.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Personnel and Compensation/Benefits Committee consists of Karen King (Chair), currently an executive officer of the Company serving as Executive Vice President; Suzanne Colvin, currently an executive officer of the Company serving as Chief Financial Officer and Vice President - Finance; George Pappi, currently an executive officer and serves as President and Chief Executive Officer; Rebecca Moore, currently an executive officer of the Company serving as Vice President - Secretary; Rodney Enns, currently an executive officer of the Company serving as Vice President - Operations; Terris Hughes, Ex Officio and Justin Andrews, director. Ronald Nunlist is a director of the Company but was serving as Acting General Manager of the Company at the end of fiscal year 2025 through the date that the new General Manager was hired. Ron Nunlist has also served in the offices of President and Vice President - Operations in prior years. All the members of the Personnel and Compensation/Benefits Committee during 2025 were non-employee directors. There are no other compensation committee interlocks between the Company and other entities involving the Company's executive officers.

COMPENSATION COMMITTEE REPORT:

The Personnel and Compensation/Benefits Committee of the Company's Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Securities and Exchange Commission Regulation S-K with the Audit Committee, and based on such review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report, incorporated by reference to this Definitive Proxy Statement.

The Personnel and Compensation/Benefits Committee does not have a formal charter but operates under the direction and authority of the Board as a whole, pursuant to Committee Procedures adopted by the Board. Compensation of the General Manager is set by the Personnel and Compensation/Benefits Committee. The salary and other benefits payable to the named executive officer are set forth in an employment agreement filed with SEC as Form 8K, as to the former and new General Manager.

The General Manager reviews the base salary, annual bonus, and long-term compensation levels for other employees of the Company. The Personnel and Compensation/Benefits Committee reviews and approves the compensation received by the General Manager's direct reports. The entire Board of Directors remains responsible for significant changes to or adoption of new employee benefit plans.

CASH COMPENSATION PAYABLE TO NAMED EXECUTIVE OFFICERS:

Named Executive Officers (NEOs) include the Chief Executive Officer and the Chief Financial Officer, together with the General Manager. The information contained herein applies to the following NEOs

Geroge Pappi, Chief Executive Officer - no compensation - expense reimbursement only

Suzanne M Colvin - Chief Financial Officer - no compensation - expense reimbursement only

Former General Manager - Charles Amian prior to his termination on August 29, 2025

General Manager - Erik Mund - Beginning November 10, 2025

The new General Manager receives a base salary payable in accordance with the Company's normal payroll practices and pursuant to a contract between this officer and Pismo Coast Village, Inc. (which contract is described in more detail below). Based on knowledge of the industry, industries systems, and skills brought to Pismo Coast Village, Inc. the Board believes that the General Manager's base salary is comparable to general managers with comparable responsibilities in similar companies.

When considering salaries for executives, the Board does so by evaluating their responsibilities, experience, and the competitive marketplace. More specifically, the Board expects to consider the following factors in determining the executive officers' base salaries:

  The executive's leadership and operational performance and potential to enhance long-term value to the Company's shareholders.

  Performance compared to the financial, operational, and strategic goals established for the Company.

  The nature, scope, and level of the executive's responsibilities.
  Competitive market compensation paid by other companies for similar positions, experience, and performance levels; and
  The executive's current salary, the appropriate balance between incentives for long-term and short- term performance.

STOCK OPTION PLAN BENEFITS

Not applicable.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS GRANTED DURING THE LAST FISCAL YEAR
Not applicable.

LONG TERM INCENTIVE PLANS
Except as described in our 401(k) Plan, the Company did not have a long-term incentive plan during the fiscal year ended September 30, 2025.

REPORT ON RE-PRICING OF OPTIONS/SARS

Not applicable.

COMPENSATION OF DIRECTORS
During fiscal year 2025, none of the Company's directors including the CEO and CFO received cash remuneration for their service. However, the directors are entitled to reimbursement for out-of-pocket costs and expenses incurred on behalf of the Company, and mileage reimbursement for travel to and from meetings upon request. Since this reimbursement is on a fully accountable basis, there is no portion treated as compensation. In addition, they are entitled to use the Resort for attending meetings and are provided with food and refreshments in connection with Board or Committee Meetings. The aggregate value for all the directors of the foregoing during the fiscal year ended September 30, 2025, was estimated at $26,000.

During the fiscal years 2025 and 2024, Pismo Coast Village, Inc. paid for various hospitality functions and for travel, lodging and hospitality expenses for spouses who occasionally accompanied directors when they were traveling on company business. Management believes that the expenditure was to Pismo Coast Village, Inc.'s benefit.

OPTIONS, WARRANTS OR RIGHTS
The Company has no outstanding options, warrants or rights to purchase any of its securities.

INDEBTEDNESS OF MANAGEMENT
No member of management was indebted to the Company during its last fiscal year.

TRANSACTIONS WITH PROMOTORS

Not applicable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The information provided under Item 13 of the Company's Annual Report is hereby incorporated by reference.

Our executive compensation policy is designed to enable the Company to attract, motivate and retain highly qualified senior executives by providing a competitive compensation opportunity based on performance. Our intent is to provide fair and equitable compensation in a way that rewards executives for achieving specified financial and non-financial performance goals. Our performance-related awards are structured to link a substantial portion of our executive's total potential compensation to the Company's performance on both a long-term and short-term basis, to recognize individual contribution, as well as overall business results, and to align executive and shareholder interest. Accordingly, we reward performance in excess of pre-established targets and we avoid establishing goals that could divert our executive's attention from the fundamentals of effective and efficient operations.

BOARD RECOMMENDATION FOR:

For the reasons stated, the Board of Directors recommends a vote FOR the following non-binding resolution:

"RESOLVED, that the compensation paid to the Company's named executive officer, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion in the Annual Report and Proxy Statement, is hereby APPROVED."

PROPOSAL 4 - SHAREHOLDER PROPOSAL TO AMEND THE BYLAWS

We have received the following shareholder proposal from Jerry W. Roberts, a shareholder of record, who owns three shares of  the Company's common stock as represented in the records and has confirmed that he has held shares meeting the requirements of Rule 14a-8 for the requisite period and intends to continue holding them through the date of the 2026 Annual Meeting. Mr. Roberts has also provided a statement of availability to meet with the Company regarding this proposal. The proposal and the proponent's supporting statement are quoted below in substantially the form submitted. The Company is not responsible for the accuracy or content of the proposal or supporting statement.

SHAREHOLDER PROPOSAL

Non-Advisory Components: Proposed that the Company amend its bylaws (and, if necessary, its Articles) to require that, at every annual (and any special) meeting at which directors are elected under the current voting system, the ballot shall include a slate of nominees for director that exceeds the number of board seats to be filled. For example, in any election for an 18-member Board of Directors, the Company shall ensure that at least 20 candidates are presented on the ballot.

Advisory Components: In furtherance of this proposal, Mr. Roberts' also requests the Board consider the following;

Expanded Nomination Requirement: that for each director election, the ballot must include a number of nominees equal to at least the number of directors to be elected plus an additional two candidates; and in the case of the current 18-member board, the ballot shall offer no fewer than 20 candidate names. However, this suggested component is advisory and non-binding on the Company or the Board of Directors.

Board's Role and Proxy Access: Proposed that if the Board nominates fewer than the required number of candidates, eligible shareholders shall have the right, through proxy access and/or shareholder proposals, to submit additional nominations to ensure compliance with the expanded ballot requirement; and should the Board fail to present an expanded slate as prescribed, extensions or alternative measures shall be provided to maintain shareholder choice.

Effective Date and Implementation: Any amendment, if approved by the Shareholders, shall become operative for the first director election following shareholder approval of the primary proposal.

Shareholder Argument FOR:

A.  Enhancement of Board Accountability: Under cumulative voting, the advantage to minority shareholders lies in the ability to concentrate votes on select candidates. However, a full slate (i.e., 18 nominees for 18 seats) limits the choices available to all shareholders. An expanded ballot increases competition by ensuring that directors must earn broad support. When directors are elected from a competitive pool, they are subject to greater accountability and benefit from rigorous scrutiny by shareholders.

B.  Promotion of Deliberation and Robust Governance: A competitive nomination process fosters a more dynamic governance environment. Directors elected through contested elections are more likely to be responsive to shareholders' concerns, which can lead to improved oversight of management and better alignment of the Board's actions with long-term shareholder interests.

C.  Alignment with Best Practices: Industry experience and academic studies suggest that contested director elections-where shareholders are presented with a choice among multiple nominees-can lead to more robust discussions about director qualifications and governance practices. Expanding the ballot is one practical reform that aligns the Company's governance practices with the evolving expectations of investors.

Vote Required:

Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote on the matter, assuming a quorum is present. If approved, this proposal would result in a binding amendment to the Bylaws (and Articles, if necessary) as described but only to the extent the requirements are not advisory in which case, the Board may consider the advisory terms of the proposal in adopting the primary proposal.

BOARD OF DIRECTORS' RECOMMENDATION: The Board of Directors recommends a vote AGAINST PROPOSAL 4.

BOARD OF DIRECTORS' STATEMENT AGAINST PROPOSAL 4:

The Board appreciates the shareholder's interest in enhancing the Company's director nomination and election processes.  The Board is committed to strong corporate governance and regularly evaluates its practices to ensure they support shareholder value, experience, effective oversight, and the unique needs of the Company and its shareholder owners of the RV resort.

The Board and nomination process is already complex, and it is difficult to obtain 18 willing, qualified individuals to serve at any one time, with vacancies requiring extensive recruitment and review by volunteers on the nomination committee.  The entire Board and nominating committee look only for the best candidates.

The Board believes that mandating an expanded slate could introduce unnecessary complexity, volunteer time, screening and recruitment efforts without clear benefits, potentially deterring qualified candidates or leading to unqualified nominees solely to meet numerical thresholds. Our existing processes, including open nominations, annual elections under cumulative voting, and Board-led evaluations, with committee review and oversight, already provide meaningful shareholder input and accountability while maintaining stability of required skills sets.  Mandatory proxy access or extensions could also conflict with California law or create governance disruptions. For these reasons, the Board recommends that shareholders vote against the proposal.

PROPOSAL - 5 SHAREHOLDER ADVISORY PROPOSAL TO AMEND BYLAWS

We have received the following shareholder proposal from Nancy Glandon, a shareholder of record who owns two shares of the Company's common stock as represented in the records and has confirmed that she has held shares meeting the requirements of Rule 14a-8 for the requisite period and intends to continue holding them through the date of the 2026 Annual Meeting. Ms. Glandon has also provided a statement of availability to meet with the Company regarding this proposal. The proposal and the proponent's supporting statement are quoted below in substantially the form submitted. The Company is not responsible for the accuracy or content of the proposal or supporting statement.

SHAREHOLDER ADVISORY PROPOSAL

Proposed that the Board of Directors consider establishing term limits for members of the Board of Directors.

Shareholder's Arguments For:

California Corporations Code Section 5220 provides for having board terms of office up to four years. This proposal establishes that the term of office be for two years, with half of the board elected in odd numbered years and the other half in even numbered years. Furthermore, this proposal establishes a 3-term (6-year) limit on board members and requires that there be a 2-year break in service should they wish to run again for the board of directors after completing 3 terms.

Establishing term limits would have the following advantages:

A. It would promote some turnover in board members ensuring that new members would be periodically elected, bringing fresh viewpoints and ideas.

B.  It would give board members a break in service which would help prevent burn out of the directors.

C. By having a 3-term (6-year) limit with half of the board elected each year, there would always be experienced board members serving which promotes stability of operations.

Vote Required:

Approval of this proposal requires the affirmative vote of a majority of the shares represented and entitled to vote at the Annual Meeting, assuming a quorum is present. However, this proposal is advisory and non-binding on the Company or the Board of Directors.

BOARD OF DIRECTORS RECOMMENDATION: The Board of Directors recommends a vote AGAINST Proposal 5.

BOARD OF DIRECTORS' STATEMENT AGAINST PROPOSAL 5.

The Board appreciates the shareholder's interest in the Company's governance and her suggestions for enhancing Board refreshment and stability. The Board regularly reviews its composition, tenure, and practices to ensure they align with the Company's long-term interests, including shareholder value and operational effectiveness at our RV resort. In response to this proposal, the Board will consider whether to propose an amendment to the Company's Bylaws to implement director term limits and staggered two-year terms as described, taking into account factors such as our current governance structure, the need for continuity in managing the Company's unique shareholder-owned model, potential impacts on director recruitment, and best practices for similar corporations.

At this time, however, the Board believes that mandatory term limits could unnecessarily restrict our ability to retain experienced directors who provide valuable institutional knowledge and oversight. Our existing nomination and evaluation processes, including annual elections and performance reviews, already promote accountability and refreshment without rigid restrictions. Implementing the proposed changes could also create unintended disruptions in Board continuity, particularly given the specialized nature of our business. For these reasons, the Board recommends that shareholders vote against the proposal but commits to further evaluation of the suggestion in the coming year.

SHAREHOLDER COMMUNICATIONS

Shareholders desiring to send communications to the Board of Directors on any matter of concern may submit correspondence addressed to: Board of Directors, Pismo Coast Village, 165 South Dolliver Street, Pismo Beach CA 93449, c/o Board Secretary. Shareholders may also send an email to Directors@Visitpcv.com.

SHAREHOLDER PROPOSALS

The deadline for shareholders to submit proposals to be considered for inclusion in next year's Proxy Statement for the Company (the Company's 2027 Annual Shareholders' Meeting) is October 1, 2026. Shareholder proposals submitted other than in accordance with the foregoing will not be considered timely presented for consideration at the annual meeting if notice thereof is given after October 1, 2026, subject to any extensions if the annual meeting were rescheduled.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving future proxy statements, proxy cards and annual reports electronically via e-mail or the internet.  To sign up for electronic delivery, please follow the instructions on your Proxy Card using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

LEGAL PROCEEDINGS

As of the date of this Statement, there are no pending legal proceedings against the Company other than routine litigation incidental to business.

OTHER BUSINESS

Management does not know of any matters to be presented at the Meeting, other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with the recommendations of Management on such matters, and discretionary authority to do so is included in the proxy.

NOTICE OF AVAILABILITY OF MATERIAL

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO THE SHAREHOLDERS OF RECORD ON DECEMBER 1, 2025, THE RECORD DATE FOR ELIGIBILITY TO VOTE AT THE ANNUAL MEETING, A COPY OF THE COMPANY'S FORM 10-K REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2025, WHICH HAS BEEN FILED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934. THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS IS BEING DELIVERED TO SHAREHOLDERS HEREWITH.

All written requests for the Company's Form 10-K Report should be addressed to:

General Manager

Pismo Coast Village, Inc.

165 South Dolliver Street

Pismo Beach, California 93449

PLEASE RETURN YOUR PROXIES

 SHAREHOLDERS ARE REQUESTED TO VOTE PROMPTLY, WHETHER OR NOT
YOU EXPECT TO ATTEND THE MEETING.

YOU MAY VOTE BY INTERNET AT WWW.PROXYVOTE.COM,
BY PHONE AT 1-800-690-6903
OR BY RETURN MAIL.

IF  VOTING BY INTERNET OR PHONE, HAVE YOUR PERSONALIZED PROXY
CARD IN HAND WHEN YOU ARE READY TO VOTE.

IF VOTING BY MAIL, PLEASE DATE, SIGN AND RETURN YOUR PROXY CARD AS
SOON AS POSSIBLE. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR
CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED
STATES.

PROMPT RESPONSE IS HELPFUL,
AND YOUR COOPERATION WILL BE APPRECIATED.

YOU MAY, WITHOUT AFFECTING ANY VOTE PREVIOUSLY TAKEN, REVOKE
YOUR PROXY BY A LATER PROXY FILED WITH THE VICE PRESIDENT –
SECRETARY OF THE COMPANY OR BY FILING WRITTEN NOTICE OF
REVOCATION WITH THE VICE PRESIDENT – SECRETARY OF THE COMPANY.

ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A
PROXY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY BY
ADVISING THE INSPECTOR OF ELECTIONS THAT YOU ELECT TO VOTE IN
PERSON.

PISMO COAST VILLAGE, INC.

Date: December 18, 2025
George Pappi, President/CEO

PISMO COAST VILLAGE, INC. 165 South Dolliver Street • Pismo Beach CA 93449 805-773-5649

December 18, 2025

Dear Shareholders:

 We are pleased to provide you with  the proxy materials for this year's annual meeting of

Pismo Coast Village, Inc., which will be held on Saturday, January 17, 2026, at 9:00 a.m. (PST) at the South County Regional Center - 800 W. Branch St, Arroyo Grande, CA 93420. The purpose of the meeting is:

(a) To elect eighteen directors for the upcoming year;

(b) To ratify the selection of our independent certified public accountants for the fiscal year ending September 30, 2026;

(c) To vote to approve an advisory, non-binding resolution on executive compensation.

(d) To vote on a shareholder proposal to amend the bylaws;

(e) To vote on a shareholder advisory proposal to amend the bylaws; and

We encourage you to review the proxy materials, including the annual report, and to exercise your right to vote whether in person or by proxy. This year we are providing four different convenient voting methods: by internet, by Phone, by mail or in person.

We urge you to vote as soon as possible to ensure we have a quorum to hold the meeting, which saves us all time and expense.

You can vote immediately by going to www.proxyvote.com or calling 1-800-690-6903, with your personalized proxy card in hand, or returning your marked, signed and dated proxy card in the enclosed postage paid envelope.

Thank you for your continued support as a shareholder.

Sincerely,

Pismo Coast Village, Inc.

By:
George Pappi, President

Enclosures

PISMO COAST VILLAGE, INC. 165 South Dolliver Street Pismo Beach CA 93449

To: All Shareholders of Pismo Coast Village, Inc.

From: Board of Directors

Date: December 18, 2025

Re: Shareholder Proxy Solicitation Rules

The solicitation of proxies from Pismo Coast Village shareholders requires "registration" of such solicitation with the Securities & Exchange Commission (SEC) under federal securities law. Speciﬁcally, federal law and regulations require that if any person solicits proxies for the election of directors of a public company (that is, a company which has shares registered pursuant to the Securities Exchange Act, as Pismo Coast Village does), that person must ﬁrst ﬁle with the SEC the mandatory proxy solicitation materials required under Regulation 14A.

These rules are designed to ensure that proxies are given in an informed manner and are not obtained on the basis of misinformation, fraud, duress, or other illegal means. The SEC interprets any manner of solicitation eﬀort as falling into this regulated category, including speciﬁcally, solicitations which have the goal of convincing shareholders not to give management proxies or to vote (or not vote) in a certain manner.

Here are some practical guidelines for distinguishing proper from improper shareholder communications:

It is improper to:

(1) Solicit more than 10 shareholders for a grant of proxies for annual meetings, without ﬁrst ﬁling the appropriate SEC proxy statement forms. Remember, it is 10 solicitations, not ten successful solicitations which result in the grant of proxies.

(2) Solicitation includes: "concerted action," that is, if more than one individual works in concert with others, the solicitations made by each of the members of the soliciting group may be aggregated. It is not permissible for shareholders to act together by "dividing up" the shareholder base, and each of them soliciting the otherwise permitted 10 shareholders each. The action of one member of such a group taints the actions of all.

All Shareholders

Shareholder Proxy Solicitation Rules

December 18, 2025

(3) Solicitation can take many forms, oral communications, written letters, or other requests, or even internet e-mail or web forums. The solicitation of a proxy is by its nature a regulated activity, no matter how the solicitation is accomplished.

It is proper to:

(1) Ask other shareholders to vote for you or other candidates. If the shareholder attends the meeting and votes in that matter, there is no violation. However, a request for a vote, coupled with the grant of a proxy to vote for that shareholder amounts to a solicitation, which requires compliance with the SEC rules.

(2) Grant a proxy to a friend or other to attend the virtual meeting and vote as you direct, so long as this proxy grant is not solicited.

IN CONCLUSION . . .

The SEC enforces proxy solicitation rules and violations could involve signiﬁcant penalties. Consequently, Pismo Coast Village must take care that appropriate regulatory rules are complied with in connection with its annual meetings. The Company is under an obligation to ensure that shareholder meetings and elections of directors are conducted fairly and honestly, and as a result, it must insist upon compliance with applicable federal and state law by all persons in connection therewith.

Your Board of Directors takes its obligations seriously and will enforce the SEC's rules concerning proxy solicitation; illegally obtained proxies will not be honored.

Respectfully submitted,

Rebecca Moore

Vice President- Secretary

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 p.m. Pacific Time on January 16, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82288-P41638 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

PISMO COAST VILLAGE, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

01)	Justin Andrews	10)	Rodney Enns
02)	David Bessom	11)	Terris Hughes
03)	Sam Blank	12)	Marcus Johnson
04)	Barbara Boswell	13)	Karen King
05)	Deon Bozzo	14)	Rebecca Moore
06)	Harry Buchaklian	15)	Ronald Nunlist
07)	Chris Bump	16)	George Pappi
08)	Suzanne Colvin	17)	Dwight Plumley
09)	Kim Dougherty	18)	Gary Willems

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

To cumulate votes as to a particular nominee as explained in the Proxy Statement, check box to the right then indicate the name(s) and the number of votes to be given to such nominee(s) on the reverse side of this card. **Please do not check box unless you want to exercise cumulative voting.** ☐

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Ratify the selection of WithumSmith+Brown, PC to serve as independent certified public accountant for the fiscal year 2025 – 2026.	☐	☐	☐
3. Ratify the compensation for the General Manager and any other compensated Named Executive Officers, if any.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposals:

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as an attorney, executor, administrator, or other fiduciary, please give full title as such. If shares are held jointly, each holder may sign, but only one signature is required.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V82289-P41638

PISMO COAST VILLAGE, INC.
ANNUAL MEETING OF SHAREHOLDERS
JANUARY 17, 2026 9:00 A.M. (PST)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints George Pappi, Karen King, Rebecca Moore, Suzanne Colvin, Rodney Enns, Terris Hughes, and each of them, as the undersigned's proxies, each with full power of substitution, to represent and to vote, as designated below, all the undersigned's Common Stock in Pismo Coast Village, Inc. held of record on December 1, 2025, the record date, at the Annual Meeting of Shareholders of Pismo Coast Village, Inc. to be held at 9:00 A.M. (PST) on Saturday, January 17, 2026, and at any adjournment or postponement thereof, with the same authority as if the undersigned were personally present.

This proxy, when properly executed, will be voted as directed by the undersigned shareholders. **If this proxy is properly executed but no such directions are made, this proxy will be voted "FOR" the election of the nominees listed for the Board of Directors, "FOR" Proposals 2 and 3, and "AGAINST" Proposals 4 and 5.**

If cumulative voting is implemented at the meeting, the above-named proxy holders are empowered to cumulate votes among the nominees below as they may determine, in their sole discretion.

Cumulative Voting:

01) Justin Andrews	_____	07) Chris Bump	_____	13) Karen King	_____
02) David Bessom	_____	08) Suzanne Colvin	_____	14) Rebecca Moore	_____
03) Sam Blank	_____	09) Kim Dougherty	_____	15) Ronald Nunlist	_____
04) Barbara Boswell	_____	10) Rodney Enns	_____	16) George Pappi	_____
05) Deon Bozzo	_____	11) Terris Hughes	_____	17) Dwight Plumley	_____
06) Harry Buchaklian	_____	12) Marcus Johnson	_____	18) Gary Willems	_____

Please Note - The Company's Bylaws do not allow for write-in candidates. DO NOT "write-in" a candidate on this form.

Continued and to be signed on the reverse side